UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street
Bristol
Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 11, 2022, Michael A. Beck, Senior Vice President of Barnes Group Inc. (the “Company”) and President of Barnes Aerospace, who as previously disclosed notified the Company that he has decided to retire effective April 30, 2022 (“Retirement Date”), entered into a Covenant Agreement and Release of Claims with the Company (the “Covenant Agreement”). Pursuant to the Covenant Agreement, (i) all 7,299 outstanding restricted stock units granted to Mr. Beck before March 1, 2021 will continue to vest on the same vesting schedule after his retirement date and (ii) 12,432 outstanding performance share award (“PSA”) units granted to Mr. Beck before March 1, 2021 (which is a portion of the total number of PSA units granted to Mr. Beck under the applicable PSA agreements) will continue to vest after his Retirement Date and will be settled following the end of the applicable performance periods based on actual performance pursuant to the terms of such PSA agreements. Such equity award vesting rights would not otherwise be available to Mr. Beck. In consideration for the foregoing, Mr. Beck has agreed to certain restrictions on competing with the business of the Company and soliciting its employees and customers, and to a general release of claims against the Company. On March 18, 2022, Mr. Beck will transition his day-to-day duties to other employees as designated by the Company and will be available as needed through his Retirement Date to support Company leadership and to provide advice, counsel and support regarding Company business.

Mr. Beck is currently a “named executive officer” within the meaning of Instruction 4 to Item 5.02 of Form 8-K and is expected to remain a “named executive officer” when the Company files its definitive proxy statement for its 2022 annual meeting of stockholders.

The foregoing description of the Covenant Agreement is qualified in its entirety by the full text of the Covenant Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)

Exhibit No.	Document Description

10.1	Covenant Agreement and Release of Claims.
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2022	BARNES GROUP INC.
(Registrant)

	By	/s/ James C. Pelletier
James C. Pelletier Senior Vice President, General Counsel and Secretary